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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

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                                  FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)           June 26, 1997
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                                LOEWS CORPORATION
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          (Exact name of registrant as specified in its charter)


         Delaware                      1-6541                    13-2646102
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(State or other jurisdiction        (Commission              (I.R.S. employer
of incorporation or organization)    file number)            identification no.)


   667 Madison Avenue, New York, N.Y.                                 10021-8087
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 (Address of principal executive offices)                             (Zip code)




Registrant's telephone number, including area code      (212) 545-2000
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                                NOT APPLICABLE
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     (Former name or former address, if changed since last report)



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Item 5.  Other Events

  On June 26, 1997, Loews Corporation issued the following press release:

  "NEW YORK, June 26, 1997 -- Loews Corporation (NYSE:LTR) reported today that the Boards of Directors of its Lorillard, Inc. and Lorillard Tobacco Company subsidiaries had approved the proposal reflected in the Memorandum of Understanding signed on behalf of Lorillard Tobacco Company and other domestic tobacco companies on June 20, 1997, regarding a comprehensive resolution of regulatory and legal issues involving the tobacco industry.

  Loews Corporation also reported that its Board of Directors had voted to support this proposal."



                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            LOEWS CORPORATION
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                                            (Registrant)





Dated: June 26, 1997                    By: /s/ Peter W. Keegan
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                                            Peter W. Keegan
                                            Senior Vice President
                                            Chief Financial Officer

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